United States
Securities and Exchange Commission
Washington, D.C. 20549
___________________________________________

FORM 8-K
___________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 12, 2008 (May 10, 2008)	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)
Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[X]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On May 10, 2008, Comtech Telecommunications Corp., a Delaware corporation (the “Company”), Radyne Corporation, a Delaware corporation (“Radyne”) and Comtech TA Corp., a Delaware corporation and a wholly-owned  subsidiary of the Company (the “Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of the conditions therein, the Purchaser will commence a tender offer to acquire all the outstanding shares of common stock, par value $0.001 per share, of Radyne (the “Shares”) at a purchase price of $11.50 per share in cash (the “Offer”).

The Merger Agreement provides that the Offer will commence as promptly as practicable and in any event within ten (10) business days after the date of the Merger Agreement and will remain open for 20 business days, subject to extension. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Radyne (the “Merger”) and Radyne will become a wholly-owned subsidiary of the Company.

The Merger Agreement includes customary representations, warranties and covenants of Radyne, the Company and Purchaser. Radyne has agreed to operate its business in the ordinary course until the Merger is consummated. Radyne has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Radyne and to certain other restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both Radyne and the Company and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Radyne would be required to pay to the Company a termination fee of $5,000,000, plus reimbursement of up to $1,000,000 of the Company's expenses.

The Purchaser's obligation to accept and pay for Shares tendered in the Offer is subject to customary conditions, including, among others, the purchase of a minimum of a majority of the then outstanding Shares and the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  Neither the Offer nor the Merger is subject to the Company or the Purchaser obtaining financing.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

The Merger Agreement has been attached as an exhibit hereto to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or Radyne. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Radyne or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged.

On May 12, 2008, the Company and Radyne issued a joint press release announcing execution of the Merger Agreement, a copy of which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

Item 8.01        Other Events.

On May 12, 2008, the Company posted a Questions and Answers document on the Investor Relations page of its corporate website, briefly describing the transaction rationale, the two-step merger process and the timetable for the Offer and the Merger and certain other issues relevant to the Merger Agreement. A copy of the Questions and Answers document is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by this reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this filing contains forward-looking statements, including but not limited to, information relating to the Company's future performance and financial condition, plans and objectives of the Company's management and the Company’s assumptions regarding such future performance, financial condition, plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company's control which may cause actual results, future performance and financial condition, and achievement of plans and objectives of the Company’s management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include: the risk that the Offer or the Merger may not be consummated for reasons including that the conditions precedent to the completion of those transactions may not be satisfied; timing of receipt of, and the Company's performance on, new orders that can cause significant fluctuations in net sales and operating results, the timing and funding of government contracts, adjustments to gross profits on long-term contracts, risks associated with international sales, rapid technological change, evolving industry standards, frequent new product announcements and enhancements, changing customer demands, changes in prevailing economic and political conditions, risks associated with the subpoena from the U.S. Immigration and Customs Enforcement branch of the Department of Homeland Security, and other factors described in the Company's filings with the Securities and Exchange Commission (the “SEC”).

Securities Law Disclosure

The Offer has not yet commenced.  This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities.  The solicitation and the Offer to buy Shares will be made only pursuant to an offer to purchase and related materials that the Company intends to file with the SEC on Schedule TO.  Investors and Radyne security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement that will be filed by Radyne with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov.  In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents (once they become available) may be obtained free of charge by directing a written request to: Comtech Telecommunications Corp., 68 South Service Road, Suite 230, Melville, New York 11747, Attention: Investor Relations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated May 10, 2008, among the Company, Purchaser and Radyne
99.1	Joint press release, dated May 12, 2008, announcing execution of the Agreement and Plan of Merger by the Company, Purchaser and Radyne
99.2	Questions and Answers document dated May 12, 2008, issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: May 12, 2008

	By:	/s/ Michael D. Porcelain
		Name:	Michael D. Porcelain
		Title:	Senior Vice President and Chief Financial Officer